                                                                    Exhibit 4(h)

   NUMBER                                                            SHARES
   SB XXXX                                                           ***0***
CAPITAL STOCK                                                     CAPITAL STOCK
 ACCOUNT NO.
017-0000000000                                                    CUSIP  PENDING
                                                                        --------
                      SALOMON BROTHERS SERIES FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS IS TO CERTIFY THAT:


is the owner of                ***ZERO SHARES***

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                 $0.001 PER SHARE EACH OF THE CAPITAL STOCK OF

SALOMON BROS SMALL CAP CLASS O (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented, and the ByLaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   Witness the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.

        Dated:                 12/04/97

/s/ Michael S. Hyland       /s/ Noel B. Daugherty
---------------------       ---------------------             [CORPORATE SEAL]
CHAIRMAN OF THE BOARD            SECRETARY


COUNTERSIGNED and REGISTERED:
    THE SHAREHOLDER SERVICES GROUP, INC.
    a subsidiary of First Data Corporation, Transfer Agent
    (Boston, Massachusetts)


BY

                       AUTHORIZED SIGNATURE


000364

   NUMBER                                                            SHARES
   SB XXXX                                                           ***0***
CAPITAL STOCK                                                     CAPITAL STOCK
 ACCOUNT NO.
317-0000000000                                                    CUSIP  PENDING
                                                                        --------
                      SALOMON BROTHERS SERIES FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS IS TO CERTIFY THAT:


is the owner of                ***ZERO SHARES***

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                 $0.001 PER SHARE EACH OF THE CAPITAL STOCK OF

SALOMON BROS SMALL CAP CLASS C (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented, and the ByLaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   Witness the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.

        Dated:                 12/04/97

/s/ Michael S. Hyland       /s/ Noel B. Daugherty
---------------------       ---------------------             [CORPORATE SEAL]
CHAIRMAN OF THE BOARD            SECRETARY


COUNTERSIGNED and REGISTERED:
    THE SHAREHOLDER SERVICES GROUP, INC.
    a subsidiary of First Data Corporation, Transfer Agent
    (Boston, Massachusetts)


BY

                       AUTHORIZED SIGNATURE



000367

   NUMBER                                                            SHARES
   SB XXXX                                                           ***0***
CAPITAL STOCK                                                     CAPITAL STOCK
 ACCOUNT NO.
117-0000000000                                                    CUSIP  PENDING
                                                                        --------
                      SALOMON BROTHERS SERIES FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS IS TO CERTIFY THAT:


is the owner of                ***ZERO SHARES***

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                 $0.001 PER SHARE EACH OF THE CAPITAL STOCK OF

SALOMON BROS SMALL CAP CLASS A (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented, and the ByLaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   Witness the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.

        Dated:                 12/04/97

/s/ Michael S. Hyland       /s/ Noel B. Daugherty
---------------------       ---------------------             [CORPORATE SEAL]
CHAIRMAN OF THE BOARD            SECRETARY


COUNTERSIGNED and REGISTERED:
    THE SHAREHOLDER SERVICES GROUP, INC.
    a subsidiary of First Data Corporation, Transfer Agent
    (Boston, Massachusetts)


BY

                       AUTHORIZED SIGNATURE



000365

   NUMBER                                                            SHARES
   SB XXXX                                                           ***0***
CAPITAL STOCK                                                     CAPITAL STOCK
 ACCOUNT NO.
217-0000000000                                                    CUSIP  PENDING
                                                                        --------
                      SALOMON BROTHERS SERIES FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS IS TO CERTIFY THAT:


is the owner of                ***ZERO SHARES***

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                 $0.001 PER SHARE EACH OF THE CAPITAL STOCK OF

SALOMON BROS SMALL CAP CLASS B (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented, and the ByLaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   Witness the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.

        Dated:                 12/04/97

/s/ Michael S. Hyland       /s/ Noel B. Daugherty
---------------------       ---------------------             [CORPORATE SEAL]
CHAIRMAN OF THE BOARD            SECRETARY


COUNTERSIGNED and REGISTERED:
    THE SHAREHOLDER SERVICES GROUP, INC.
    a subsidiary of First Data Corporation, Transfer Agent
    (Boston, Massachusetts)


BY

                       AUTHORIZED SIGNATURE


000366